UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02410

Dreyfus Liquid Assets, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

Dreyfus Liquid Assets, Inc.

SEMIANNUAL REPORT

June 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Liquid Assets, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets, Inc., covering the six-month period from January 1, 2020 through June 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a positive end to 2019, investors were optimistic. Expectations for robust economic growth, accommodative policies from the U.S. Federal Reserve (the “Fed”) and healthy U.S. consumer spending helped support equity valuations in the U.S. well into January and February of 2020. However, the euphoria was short-lived, as concerns over the spread of COVID-19 began to roil markets. Early signs of market turmoil began in China and adjacent areas of the Pacific Rim, which were heavily affected by the virus early in 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. U.S. stocks began to show signs of volatility in March 2020 and posted historic losses during that month. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward in April, May and June 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. When the threat posed by COVID-19 began to emerge, a flight-to-quality ensued and rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Both actions worked to support bond valuations throughout April, May and June 2020.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
July 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through June 30, 2020, as provided by Patricia A. Larkin, Senior Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2020, Dreyfus Liquid Assets, Inc.’s Class 1 shares produced an annualized yield of 0.51%, Class 2 shares yielded 0.62% and Class Z shares yielded 0.48%. Taking into account the effects of compounding, the fund’s Class 1, Class 2 and Class Z shares provided effective annualized yields of 0.51%, 0.62% and 0.48%, respectively, for the same period.1

Yields of money market instruments declined over the reporting period, as the U.S. Federal Reserve (the “Fed”) reduced short-term interest rates in response to the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

Normally, the fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Signs of Recovery from COVID-19 Emerge

The Fed implemented three rate reductions late in 2019, prior to the reporting period, bringing the federal funds rate to a range of 1.50%–1.75%. Other major central banks also shifted to, or continued, stimulative policies. The European Central Bank reduced short-term interest rates and reimplemented quantitative easing, while the Bank of Japan remained accommodative, and China continued to add economic stimulus.

Signs of economic improvement appeared toward the end of 2019, and geopolitical concerns also waned somewhat. The election in the UK resolved the Brexit issue, and a “Phase One” trade deal eased an impasse between the U.S. and China.

For the full year, the U.S. economy experienced steady growth, though at a slower pace than in 2018. Gross domestic product (GDP) rose 2.3% in 2019, down from 2.9% for 2018. But with the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

emergence of COVID-19 early in 2020, the global and the U.S. economies contracted sharply. U.S. GDP shrank by -5.0% in the first quarter of 2020.

In addition, monthly data suggested that the economic contraction could be greater in the second quarter 2020. Retail sales, which make up a large portion of the economy, shrank by -19.9% in April 2020 from April 2019 and by -14.7% from March 2020.

The labor market remained healthy until midway through the reporting period. The unemployment rate stayed between 3.5% and 3.7% until March 2020, when it rose to 4.4%. Job growth also remained robust until March 2020, when 1.4 million jobs were lost. In April 2020, job losses continued, amounting to 20.7 million and causing the unemployment rate to jump to 14.7%.

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed or hire them back. It also allowed businesses to use these funds to cover overhead costs.

The Fed also acted to support the economy. In March 2020, it made emergency cuts, reducing the federal funds target to 0.00%-0.25%. The CARES Act also allocated $500 billion to the Fed, mostly for the purchase of securities, and the Fed began purchasing corporate bonds and fixed-income, exchange-traded funds. In April 2020, the Fed took additional actions to support the economy and markets, including an expansion of the Paycheck Protection Program Liquidity Facility, which was designed to ease lending to small businesses.

The Fed also intervened in money markets. In addition to restarting the bond-buying program known as quantitative easing, in which it buys Treasuries and mortgage-backed securities, the Fed relaunched the Commercial Paper Funding Facility. This involves direct purchases of commercial paper, thus easing pressures on large corporations that rely on this market to fund operations.

At the end of the reporting period, the economy began to show signs of recovery. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index, which rose by 9.5% over May 2020.

Job creation also surged in May and June 2020, beating economist expectations, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. Unemployment fell from 14.7% in April to 13.3% in May and to 11.1% in June 2020.

Despite the economic and labor market improvement, inflation remained subdued during the reporting period. The core personal consumption expenditures (PCE) Price Index, which excludes volatile food and energy prices, remained generally well below the Fed’s 2.0% target.

Federal Reserve to Maintain Low Rates

Following its June 2020 meeting, the Fed indicated that it was unlikely to raise interest rates in the near future. Although the Fed expects the U.S. economy to contract in 2020, it anticipates it will rebound in 2021. The Fed expects unemployment to fall significantly by the end of 2020 and to decline further in 2021. Nevertheless, full economic recovery may not arrive until 2022.

The COVID-19 virus and the subsequent economic shutdown led to a freezing up of the money markets, but the Fed implemented programs designed to reliquify the financial markets, including the Money Market Mutual Fund Liquidity Facility. This facility provides loans in exchange for securities owned by money market mutual funds. As always, we have retained our long-standing focus on quality and liquidity.

July 15, 2020

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through May 1, 2021 at which time it may be extended, terminated or modified. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

The personal consumption expenditures (PCE) Price Index reflects changes in the prices of goods and services purchased by consumers in the United States. It is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares, if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more nationally recognized, statistical rating organizations (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from January 1, 2020 to June 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2020

	Class 1	Class 2	Class Z
Expense paid per $1,000†	$2.94	$2.39	$3.09
Ending value (after expenses)	$1,002.50	$1,003.10	$1,002.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2020

	Class 1	Class 2	Class Z
Expense paid per $1,000†	$2.97	$2.41	$3.12
Ending value (after expenses)	$1,021.93	$1,022.48	$1,021.78

†Expenses are equal to the fund’s annualized expense ratio of .59% for Class 1, .48% for Class 2 and .62% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2020 (Unaudited)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 10.9%
Alpine Securitization	0.35	8/7/2020	10,000,000	[a,b]	9,996,403
LMA Americas	0.26	8/18/2020	25,000,000	[a,b]	24,991,333
Manhattan Asset Funding	0.27	8/5/2020	20,000,000	[a,b]	19,994,750
Total Asset-Backed Commercial Paper (cost $54,982,486)			54,982,486
Commercial Paper - 32.4%
Bank of Nova Scotia, 3 Month EFFE +.36%	0.44	7/2/2020	15,000,000	[a,c]	15,000,000
Collateralized Commercial Paper FLEX Co., 3 Month LIBOR +.12%	1.49	7/6/2020	20,000,000	[a,c]	20,000,000
Collateralized Commercial Paper V Co., 3 Month LIBOR +.11%	0.54	8/13/2020	5,000,000	[c]	5,000,000
HSBC Bank, 3 Month LIBOR +.07%	1.52	7/2/2020	25,000,000	[a,c]	25,000,000
Societe Generale	0.65	7/29/2020	20,000,000	[a,b]	19,990,044
Sumitomo Mitsui Trust Bank	0.33	8/20/2020	25,000,000	[a,b]	24,988,542
Swedbank	0.35	12/16/2020	20,000,000	[b]	19,968,266
Toronto-Dominion Bank, 1 Month LIBOR +.28%	0.46	7/24/2020	10,000,000	[a,c]	10,000,000
Westpac Banking, 3 Month LIBOR +.15%	0.49	9/3/2020	15,000,000	[a,c]	15,000,000
Westpac Banking, 3 Month LIBOR +.03%	0.57	8/5/2020	8,000,000	[a,c]	8,000,254
Total Commercial Paper (cost $162,947,106)			162,947,106
Negotiable Bank Certificates of Deposit - 9.7%
Canadian Imperial Bank of Commerce/NY, 1 Month EFFE +.16%	0.24	7/6/2020	15,000,000	[c]	15,000,000
Mitsubishi UFJ Trust & Banking Corp./NY	0.55	7/27/2020	20,000,000		20,000,000
Toronto Dominion Bank/NY	1.20	9/4/2020	2,000,000		2,000,000
Toronto-Dominion Bank/NY, 3 Month SOFR +.15%	0.24	7/2/2020	12,000,000	[c]	12,000,000
Total Negotiable Bank Certificates of Deposit (cost $49,000,000)			49,000,000
U.S. Treasury Bills - 12.9%
U.S. Treasury Bills	0.15	7/30/2020	25,000,000	[b]	24,997,080
U.S. Treasury Bills	0.14	7/14/2020	40,000,000	[b]	39,998,050
Total U.S. Treasury Bills (cost $64,995,130)			64,995,130

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Repurchase Agreements - 33.7%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 6/30/2020 due at maturity date in the amount of $55,000,122 (fully collateralized by: original par of $65,600,986, Government National Mortgage Association Agency Mortgage-Backed Securities, 2.50%-3.50%, due 6/20/46-5/20/50, valued at $56,100,000)	0.08	7/1/2020	55,000,000		55,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 6/30/2020 due at maturity date in the amount of $30,000,058 (fully collateralized by: original par of $27,118,504, U.S. Treasuries (including strips), 0.00%-8.00%, due 7/2/20-5/15/50, valued at $30,600,001)	0.07	7/1/2020	30,000,000		30,000,000
BNP Paribas, OBFR +.25%, dated 5/21/2020 due at maturity date in the amount of $10,000,092 (fully collateralized by: original par of $11,002,242, Private Label Collateralized Mortgage Obligations, 2.13%-2.19%, due 1/22/35-7/17/37, valued at $10,300,000)	0.33	7/1/2020	10,000,000	[d]	10,000,000

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Repurchase Agreements - 33.7% (continued)

Royal Bank of Canada, Tri-Party Agreement thru BNY Mellon, dated 6/30/2020 due at maturity date in the amount of $75,000,167 (fully collateralized by: original par of $10,000, Federal Home Loan Banks Agency Debentures and Agency Strips, 2.50%, due 12/9/39, valued at $11,182, original par of $514,485,306, Federal Home Loan Mortgage Corp Agency Collateralized Mortgage Obligation, 3.00%-7.72%, due 12/15/27-12/15/42, valued at $6,076,936, original par of $18,455,829, Federal Home Loan Mortgage Corp Agency Debentures and Agency Strips, 0.72%-5.87%, due 10/15/27-6/25/50, valued at $2,969,722, original par of $6,200,715, Federal Home Loan Mortgage Corp Agency Mortgage-Backed Securities, 3.50%, due 5/1/50, valued at $6,466,575, original par of $181,106,572, Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 3.00%-9.00%, due 11/25/27-8/25/44, valued at $3,207,879, original par of $12,733,923, Federal National Mortgage Association Agency Debentures and Agency Strips, 4.00%-5.50%, due 3/1/35-7/1/42, valued at $94,114, original par of $71,764,771, Federal National Mortgage Association Agency Mortgage-Backed Securities, 3.50%-4.50%, due 6/1/44-6/1/50, valued at $57,781,746, original par of $79,444,994, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 2.64%-6.00%, due 5/16/39-4/20/48, valued at $435,611, original par of $143,338, Government National Mortgage Association Agency Mortgage-Backed Securities, 4.50%, due 9/15/48, valued at $152,883)

	0.08	7/1/2020	75,000,000	75,000,000
Total Repurchase Agreements (cost $170,000,000)			170,000,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Total Investments (cost $501,924,722)			99.6%	501,924,722
Cash and Receivables (Net)			.4%	2,126,342
Net Assets			100.0%	504,051,064

EFFE—Effective Federal Funds Rate

LIBOR—London Interbank Offered Rate

OBFR—Overnight Bank Funding Rate

SOFR—Secured Overnight Financing Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities amounted to $192,961,326 or 38.28% of net assets.

b Security is a discount security. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

d Illiquid security; investment has a put feature and a variable or floating rate. The interest rate shown is the current rate as of June 30, 2020 and changes periodically. The due date shown reflects early termination date and the amount due represents the receivable of the fund as of the next interest payment date. At June 30, 2020, these securities amounted to $10,000,000 or 1.98% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Banks	48.0
Repurchase Agreements	33.7
U.S. Treasury Securities	12.9
Diversified Financials	5.0
99.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $170,000,000) —Note 1(b)	501,924,722	501,924,722
Cash		1,865,585
Receivable for shares of Common Stock subscribed		392,392
Interest receivable		61,326
Prepaid expenses		37,112
		504,281,137
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		95,421
Payable for shares of Common Stock redeemed		81,363
Other accrued expenses		53,289
		230,073
Net Assets ($)		504,051,064
Composition of Net Assets ($):
Paid-in capital		504,051,064
Net Assets ($)		504,051,064

Net Asset Value Per Share	Class 1	Class 2	Class Z
Net Assets ($)	376,833,497	19,315,477	107,902,090
Shares Outstanding	377,112,577	19,331,170	107,982,852
Net Asset Value Per Share ($)	1.00	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2020 (Unaudited)

Investment Income ($):
Interest Income	2,800,657
Expenses:
Management fee—Note 2(a)	1,272,057
Shareholder servicing costs—Note 2(b)	946,014
Professional fees	41,927
Registration fees	33,216
Directors’ fees and expenses—Note 2(c)	19,122
Custodian fees—Note 2(b)	13,797
Prospectus and shareholders’ reports	13,306
Chief Compliance Officer fees—Note 2(b)	8,595
Miscellaneous	9,393
Total Expenses	2,357,427
Less—reduction in expenses due to undertaking—Note 2(a)	(852,108)
Net Expenses	1,505,319
Investment Income—Net, representing net increase in net assets resulting from operations	1,295,338

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations ($):
Investment Income—Net, representing net increase in net assets resulting from operations	1,295,338	8,965,513
Distributions ($):
Distributions to shareholders:
Class 1	(960,523)	(6,591,606)
Class 2	(71,050)	(489,608)
Class Z	(263,765)	(1,884,549)
Total Distributions	(1,295,338)	(8,965,763)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1	59,419,698	115,526,304
Class 2	12,505,697	23,212,688
Class Z	11,475,797	27,432,019
Distributions reinvested:
Class 1	939,500	6,462,599
Class 2	69,636	483,015
Class Z	257,604	1,845,960
Cost of shares redeemed:
Class 1	(67,697,547)	(147,028,945)
Class 2	(18,036,962)	(26,616,370)
Class Z	(15,723,365)	(37,782,009)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(16,789,942)	(36,464,739)
Total Increase (Decrease) in Net Assets	(16,789,942)	(36,464,989)
Net Assets ($):
Beginning of Period	520,841,006	557,305,995
End of Period	504,051,064	520,841,006

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2020		Year Ended December 31,
Class 1 Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.017	.013	.003	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.003)	(.017)	(.013)	(.003)	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.25[b]	1.70	1.27	.31	.02	.00[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	.90	.92	.92	.90	.90
Ratio of net expenses to average net assets	.59[d]	.69	.83	.91	.61	.22
Ratio of net investment income to average net assets	.51[d]	1.69	1.26	.31	.01	.00[c]
Net Assets, end of period ($ x 1,000)	376,833	384,172	409,212	436,447	484,531	547,380

a Amount represents less than $.001 per share.

b Not annualized.

c Amount represents less than .01%.

d Annualized.

See notes to financial statements.

Six Months Ended June 30, 2020		Year Ended December 31,
Class 2 Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.019	.016	.006	.001	.000[a]
Distributions:
Dividends from investment income—net	(.003)	(.019)	(.016)	(.006)	(.001)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.31[b]	1.90	1.59	.61	.09	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61[c]	.60	.59	.61	.60	.58
Ratio of net expenses to average net assets	.48[c]	.49	.50	.60	.55	.20
Ratio of net investment income to average net assets	.66[c]	1.89	1.58	.58	.05	.01
Net Assets, end of period ($ x 1,000)	19,315	24,777	27,698	26,435	48,107	187,062

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended June 30, 2020		Year Ended December 31,
Class Z Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.016	.012	.002	.000[b]	.000[b]
Distributions:
Dividends from investment income—net	(.002)	(.016)	(.012)	(.002)	(.000)[b]	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.24[c]	1.65	1.19	.22	.01	.00[c,d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99[e]	1.00	1.00	1.01	.99	1.03[e]
Ratio of net expenses to average net assets	.62[e]	.74	.91	1.00	.60	.32[e]
Ratio of net investment income to average net assets	.49[e]	1.64	1.17	.21	.01	.00[c,e]
Net Assets, end of period ($ x 1,000)	107,902	111,892	120,396	130,210	143,809	181,574

a From September 18, 2015 (commencement of initial offering) to December 31, 2015.

b Amount represents less than $.001 per share.

c Not annualized.

d Amount represents less than .01%.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 30 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class 1 (21 billion shares authorized), Class 2 (6.5 billion shares authorized) and Class Z (2.5 billion shares authorized). Each class of shares are identical except for the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Class Z shares generally are not available for new accounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act (a “Retail Fund”). It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00, and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00. As a Retail Fund, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the fund’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	-
Level 2 - Other Significant Observable Inputs	501,924,722
Level 3 - Significant Unobservable Inputs	-
Total	501,924,722

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next $500 million; and .45% over $2.5 billion. The fee is payable monthly. The effective management fee rate based on the above sliding scale during the period ended December 31, 2020 was .50%. The Agreement provides that if in any full fiscal year the aggregate expenses, excluding taxes, brokerage fees and extraordinary expenses exceed 1% of the value of the fund’s average daily net assets, the Adviser will reimburse the fund, or bear the excess expense over 1%. During the period ended June 30, 2020, there were no reimbursements, pursuant to the Agreement.

The Adviser has contractually agreed, from January 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the expenses of the fund’s Class 1 and Class Z shares, so that the direct expenses of the Class 1 and Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .64% for Class 1 and .68% for Class Z shares of the value of the respective class' average daily net assets. On or after May 1, 2021, the Adviser may terminate this expense limitation at any time.

The Adviser has also agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class 2 shares, so that the total annual fund operating expenses of the Class 2 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .50% of the value of the Class 2 shares’ average daily net assets. These expense limitations and waivers are voluntary, not contractual, and may be terminated by the Adviser at any

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

time. The reduction in expenses, pursuant to the undertakings, amounted to $722,498 during the period ended June 30, 2020.

The Adviser has also undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $129,610 during the period ended June 30, 2020.

(b) Under the Shareholder Services Plan, Class 1 and Class Z shares reimburse the Distributor at an amount not to exceed at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2020, Class 1 and Class Z shares were charged $444,895 and $131,171, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2020, the fund was charged $313,296 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2020, the fund was charged $13,797 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended June 30, 2020, the fund was charged $16,488 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2020, the fund was charged $8,595 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $206,857, Shareholder Services Plan fees of $1,529, custodian fees of $8,724, Chief Compliance Officer fees of $4,695 and transfer agency fees of $110,214, which are offset against an expense reimbursement currently in effect in an amount of $236,598.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 5, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of retail money market instrument funds (the “Performance Group”) and with a broader group of retail no-load money market instrument funds (the “Performance Universe”), all for various periods ended March 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of retail no-load money market instrument funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance (without including fees and expenses) was at or above the Performance Group median for all periods, except the ten-year period when it was one basis point below the Performance Group median, and below the Performance Universe median for all periods. The Board considered that the fund’s gross performance was within two or three basis points of the Performance Universe median in all periods except the ten-year period. The Board also considered that the fund’s net total return performance (including fees and expenses) was below the Performance Group and Performance Universe medians for all periods.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and the Expense Universe medians total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund’s Class 1 and Class Z shares so that the direct expenses of such classes (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.64% and 0.68% of Class 1 and Class Z shares average daily net assets, respectively. Representatives of the Adviser also stated that the Adviser has agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class 2 shares so that the total annual fund operating expenses of the Class 2 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.50% of the Class 2 shares’ average daily net assets. This expense limitation is voluntary, not contractual, and may be terminated by the Adviser at any time.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s gross performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

Dreyfus Liquid Assets, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class 1: DLAXX Class 2: DLBXX Class Z: DLZXX

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0039SA0620

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Liquid Assets, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      August 21, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      August 20, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)